UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2004

STRATUS SERVICES GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15789	22-3499261

(State or other jurisdiction of incorporation or organization)	( Commission File No.)	(I.R.S. Employer Identification No.)

500 Craig Road, Suite 201, Manalapan, New Jersey 07726

(Address of principal executive offices)

(732) 866-0300

(Registrant’s telephone number including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  The following exhibit is being furnished herewith:

EXHIBIT

99.1     News Release dated August 17, 2004, of Stratus Services Group, Inc.

ITEM 9.  REGULATION FD DISCLOSURE
     (Information provided under Item 12 – Results of Operations and Financial Condition).

The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On August 17, 2004, Stratus Services Group, Inc. issued a news release to report on its financial results for the third quarter ended June 30, 2004. The release is furnished as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATUS SERVICES GROUP, INC.

By:	/s/ Joseph J. Raymond
Joseph J. Raymond
President & CEO

Date: August 20, 2004

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